EXHIBIT 10(1)

                      HOMETOWN BANCORPORATION, INC.

                   1995 OMNIBUS STOCK INCENTIVE PROGRAM

          1. PURPOSE. The Hometown Bancorporation, Inc. 1995 Omnibus Stock Incentive Program (the "Plan") is intended to provide incentives which will attract and retain highly competent persons as officers and key employees of Hometown Bancorporation, Inc. (the "Company") and its subsidiaries by providing them opportunities to acquire shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Company or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein.

          2. ADMINISTRATION. The Plan will be administered by the Executive Compensation Committee of the Board of Directors or another committee (the "Committee") appointed by the Board of Directors of the Company from among its members which shall be comprised of not less than two non-employee members of the Board; PROVIDED, HOWEVER, that as long as the Common Stock of the Company is registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), members of the Committee must qualify as disinterested persons within the meaning of Rule 16b-3 under the 1934 Act. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits (as defined below) granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company or its subsidiaries shall be liable for any act or failure to act hereunder, by any other member or employee or by an agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for any act or failure to act by the member or employee.

          3. PARTICIPANTS. Participants will consist of such officers and key employees of the Company or its subsidiaries. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

          4. TYPE OF BENEFITS. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, and (c) Stock Awards, all as described below (collectively "Benefits").
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          5.   SHARES RESERVED UNDER THE PLAN.  One hundred thousand
 (100,000) shares of the authorized but unissued shares of Common Stock are reserved for issue and may be issued in connection with Benefits granted under the Plan. Any shares subject to Stock Options or Stock Appreciation Rights or issued under such options or rights or as Stock Awards may thereafter be subject to new options, rights or awards under this Plan if there is a lapse, expiration or termination of any such options, rights or awards prior to issuance of the shares or the payment of the equivalent or if shares are issued under such options or rights or as such awards, and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, subject to any Securities and Exchange Commission rules regarding the availability of such shares.

          6. STOCK OPTIONS. Stock Options will consist of awards from the Company, in the form of agreements, which will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price, subject to adjustment as hereinafter provided. Stock Options may be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options, (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

               a) EXERCISE PRICE. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; PROVIDED, HOWEVER, that the per-share exercise price for Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date the option is granted; and PROVIDED, FURTHER, that the per-share exercise price for Nonqualified Stock Options shall not be less than 85% of the Fair Market Value of the Common Stock on the date the option is granted.

               b) PAYMENT OF EXERCISE PRICE. The option exercise price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Common Stock, or a combination thereof, or such other consideration as the Committee may deem appropriate. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

               c) EXERCISE PERIOD. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be
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 determined by the Committee; PROVIDED, HOWEVER, that no Stock Options shall be exercisable earlier than six months after the date they are granted. In addition, Stock Options shall not be exercisable later than ten years after the date they are granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such Stock Option at the date of grant.

               d) LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Internal Revenue Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000.00. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

          7. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of and without relation to Stock Options. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

               a) A Stock Appreciation Right relating to a Nonqualified Stock Option may be made part of such option at the time of its grant or at any time thereafter up to six months prior to its expiration, and a Stock Appreciation Right relating to an Incentive Stock Option may be made part of such option only at the time of its grant.

               b) Each Stock Appreciation Right will entitle the holder to elect to receive the appreciation in the Fair Market Value of the shares for which such Stock Appreciation Right is exercised as of the date the right is exercised. In the case of a Stock Appreciation Right issued in tandem with a Stock Option, such appreciation per share shall be equal to the difference between the exercise price of the related Stock Option and the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right not issued in tandem with a Stock Option, such appreciation per share shall be equal to the difference between the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right was granted and the Fair Market Value per share of Common Stock on the date the Stock
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 Appreciation Right is exercised.  Payment of such appreciation shall be made in cash or in Common Stock, or a combination thereof, as set forth in the award.

               c) Each Stock Appreciation Right will be exercisable at the time and to the extent set forth therein, but no Stock Appreciation Right may be exercisable earlier than six months after the date it was granted or later than the earlier of (i) the term of the related Stock Option, if any, or (ii) ten years after it was granted. Exercise of a Stock Appreciation Right shall reduce the number of shares issuable under the Plan (and the related Stock Option, if any) by the number of shares with respect to which the Stock Appreciation Right is exercised.

          8. STOCK AWARDS. Stock Awards will consist of Common Stock transferred to participants without other payments therefor as additional compensation for services to the Company. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods and conditions requiring that the shares be earned in whole or in part upon the achievement of performance goals established by the Committee over a designated period of time.
 The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by a Stock Award. The Committee may also require that the stock certificates evidencing such shares be held in custody with the Company until the restrictions thereon shall have lapsed. The Stock Awards shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award and prior to the lapse of any restrictions thereon, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares. In the event any shares of Common Stock subject to a Stock Award are reacquired by the Company or are not earned in accordance with the terms and conditions of such Stock Award, the participant shall thereafter have no rights as a stockholder of the Company in respect of such shares.

          9.   ADJUSTMENT PROVISIONS.

               a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Common Stock), the total number of shares available for Benefits under this Plan shall be appropriately adjusted and the number of shares covered by each outstanding Benefit and the reference price or Fair Market Value for each outstanding Benefit shall be adjusted so that the net value of such Benefit shall not be changed.

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               b)  In the case of any sale of assets, merger,
 consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation which results in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), subject to the provisions of this Plan and any limitation applicable to the Benefit:

                    (1) any participant to whom a Stock Option has been granted shall have the right thereafter and during the term of the Stock Option, to receive upon exercise thereof in whole or in part the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of the Stock Option or portion thereof, as the case may be, immediately prior to the Acquisition; or

                    (2) any participant to whom a Stock Appreciation Right has been granted shall have the right thereafter and during the term of such Stock Appreciation Right to receive upon exercise thereof in whole or in part the difference between the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right was granted and the fair market value of the Acquisition Consideration on the date the Stock Appreciation Right is exercised multiplied by the number of shares as to which the Stock Appreciation Right is exercised.

          The term "Acquisition Consideration" shall mean the kind and amount of securities, cash or other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of an Acquisition.

               c) Notwithstanding any other provision of this Plan, the Committee may authorize the issuance, continuation or assumption of Benefits or provide for other equitable adjustments after changes in the Common Stock resulting from any other merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence upon such terms and conditions as it may deem equitable and appropriate.

          10.  NONTRANSFERABILITY.

               a) Each Benefit granted under the Plan to a participant shall not be transferable and shall be exercisable, during the participant's lifetime, only by the participant.

               b) If the participant shall cease to be a regular full-time employee of the Company or its subsidiaries for any reason other than a termination for cause or a termination by reason of death, any unexercised portion of said Stock Option or Stock Appreciation Right shall terminate sixty (60) days after the date of the termination of
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 employment, or upon the expiration of the Stock Option or Stock
 Appreciation Right, whichever shall first occur.

               c) In the event that the participant's employment is terminated for cause, the unexercised portion of the Stock Option or Stock Appreciation Right shall terminate immediately upon the giving of the notice of such termination. For purposes of this paragraph, "for cause" shall mean incompetence, gross negligence, insubordination, conviction of a felony or willful misconduct by the participant as determined in good faith by the Board of Directors of the Company, the Committee or the Board of Directors of the subsidiary of the Company by which the participant is employed. Nothing in this Plan or in any Stock Option or Stock Appreciation Right granted pursuant to this Plan shall confer on any participant the right to continue in the employ of the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate the participant's employment at any time.

               d) In the event of the death of the participant, the participant's estate shall have the privilege of exercising any Stock Options or Stock Appreciation Rights not theretofore exercised by the participant, to the extent that the participant was entitled to exercise such rights on the date of the participant's death; but in such event, the period of time within which the purchase or exercise may be made shall be the earlier of (a) 180 days next succeeding the death of the participant or (b) the expiration of the term of the Stock Option or Stock Appreciation Right.

          11. OTHER PROVISIONS. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to any Benefit awarded to any other participant or to any other Benefit awarded to the participant) as the Committee determines appropriate, including without limitation, provisions for the installment purchase of Common Stock under Stock Options, provisions for the installment exercise of Stock Appreciation Rights, provisions to assist the participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of shares acquired under any form of Benefit, provisions for the acceleration of exercisability or vesting of Benefits in the event of a change of control of the Company, provisions for the payment of the value of Benefits to participants in the event of a change of control of the Company, provisions for the forfeiture of, or provisions to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

          12. FAIR MARKET VALUE. For purposes of this Plan and any Benefits awarded hereunder, "Fair Market Value" shall be the average of the highest and lowest sale prices for the Company's Common Stock on the date of calculation (or on the last preceding trading date if the Company's Common Stock was not traded on the date of calculation) if the Company's Common Stock is readily tradable on a national securities exchange or other market system, and if the Company's Common Stock is not readily
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 tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

          13. WITHHOLDING. All payments or distributions made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. The Committee may, in its discretion and subject to such rules as it may adopt, permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a Nonqualified Stock Option or a Stock Appreciation Right or (b) the receipt or vesting of a Stock Award, by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount to be withheld.

          14. TENURE. A participant's right, if any, to continue to serve the Company or a subsidiary of the Company as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his designation as a participant under the Plan.

          15. DURATION, AMENDMENT AND TERMINATION. No Benefit shall be granted more than ten years after the date of the approval of the Plan by the stockholders of the Company; PROVIDED, HOWEVER, that the terms and conditions applicable to any Benefit granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder or under any other present or future plan of the Company, Benefits may be granted to such participant in substitution and exchange for, and in cancellation of, any Benefits previously granted such participant under the Plan, or any other present or future plan of the Company. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) materially increase the total number of shares which may be issued under the Plan; (ii) materially increase the amount or type of Benefits that may be granted under the Plan; (iii) materially modify the requirements as to eligibility for Benefits under the Plan; (iv) result in any member of the Committee losing his or her status as a disinterested person under Rule 16b-3 under the 1934 Act; or
 (vi) extend the term of this Plan.

          16. GOVERNING LAW. The Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Connecticut (regardless of the law that might otherwise govern under applicable Connecticut principles of conflict of laws).
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          17.  GOVERNMENT REGULATIONS.  The Plan and the grant and
 exercise of Benefits hereunder, and the obligation of the Company to sell and deliver shares under such Benefits, shall be subject to all applicable laws, rules and regulations, including without limitation all applicable federal and state securities laws.

          18. STOCKHOLDER APPROVAL. The Plan was adopted by the Board of Directors of the Company on February 16, 1995. The Plan and any Benefits granted thereunder shall be null and void if stockholder approval is not obtained within twelve (12) months of the adoption of the Plan by the Board of Directors.